UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
July 12, 2013

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts	1-4347	06-0513860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On July 12, 2013, Rogers Corporation (the "Company") approved the entering into of its standard form of Indemnification Agreement for Company Directors with Ganesh Moorthy, the Company's new Director, which provides that, among other things, the Company will indemnify Mr. Moorthy against certain liabilities that may arise by reason of his status or service as a Director of the Company, and that the Company will advance to him the expenses incurred as a result of a proceeding as to which he may be indemnified.

The above description is qualified in its entirety by the terms of the Form of Indemnification Agreement (Director Form), a copy of which has been previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and is incorporated herein by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2013, the Board of Directors of the Company voted to increase the current size of the Board of Directors from eight to nine members and then appointed Ganesh Moorthy as a new Director of the Company.  Mr. Moorthy will serve as a Director until the next annual meeting of shareholders and thereafter until his successor is chosen and qualified.

Mr. Moorthy has served as Chief Operating Officer for Microchip Technology Incorporated, a leading provider of microcontroller, mixed-signal, analog, memory and Flash-IP solutions, since June 2009.  He served as Executive Vice President of Microchip from October 2006 to June 2009.  From November 2001 to October 2006, Mr. Moorthy served as Vice President of several Microchip divisions.

Since 2010, he has served as a member of the Board of Directors of Hua-Hong Grace Semiconductor in Shanghai, China.  He is also a member of the University of Washington’s Electrical Engineering Board of Advisors.

ITEM 7.01	Regulation FD Disclosure.

On July 17, 2013, the Company issued a press release announcing the appointment of Mr. Moorthy as a new Director of the Company.  The press release is furnished as Exhibit 99.1 hereto and is incorporated by reference.

The information furnished in this report in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement (Director Form), previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

99.1	Press release, dated July 17, 2013 issued by Rogers Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

	By:	/s/ Robert M. Soffer
Robert M. Soffer
Vice President and Secretary

Date: July 17, 2013